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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                QUICKTURN DESIGN SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

                                 MENTOR GRAPHICS CORPORATION
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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                       [MENTOR GRAPHICS CORPORATION LOGO]

                                                              September 15, 1998

Dear Quickturn Stockholder:

    On September 11, 1998, we commenced mailing to Quickturn stockholders important proxy materials regarding a Special Meeting of stockholders which we had taken the steps to call for October 29, 1998.

    The enclosed supplements the information discussed on pages 4 and 5 of the proxy materials.

    Please review the enclosed supplement together with our earlier proxy materials.

    WE URGE YOU TO VOTE YOUR GOLD PROXY EARLY TO SUPPORT MENTOR'S $12.125 ALL CASH OFFER. BY VOTING NOW YOU WILL BE SENDING THE QUICKTURN BOARD A STRONG MESSAGE TO STOP WASTING TIME AND MONEY ON EXPENSIVE LITIGATION AND ENTRENCHMENT TACTICS.

    We appreciate your prompt consideration of this extremely important vote. We believe our offer is good for stockholders and good for customers and employees of both companies.

                                          Sincerely,

                                          /s/ Walden C. Rhines

                                          Dr. Walden C. Rhines
                                          President and
                                            Chief Executive Officer

If you have any questions or need assistance in completing the GOLD proxy card, please contact:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
           CALL TOLL-FREE (800) 322-2885 OR (212) 929-5500 (COLLECT)

                               SUPPLEMENT TO THE
                                PROXY STATEMENT
                                       OF
                          MENTOR GRAPHICS CORPORATION
                                     FOR A
                       SPECIAL MEETING OF STOCKHOLDERS OF
                         QUICKTURN DESIGN SYSTEMS, INC.

                                                              September 15, 1998

To the Stockholders of Quickturn Design Systems, Inc.:

    This Supplement to the Proxy Statement of Mentor Graphics Corporation (the "Supplement") amends and supplements the Proxy Statement dated September 11, 1998 of Mentor Graphics Corporation (the "Proxy Statement"). Except as otherwise set forth in this Supplement, the terms and conditions set forth in the Proxy Statement remain applicable in all respects, and this Supplement should be read in conjunction with the Proxy Statement. Unless the context requires otherwise, terms not defined herein have the meaning ascribed to them in the Proxy Statement.

    The information set forth on pages 4 and 5 of the Proxy Statement under the heading "The Special Meeting--The Proposals--Repeal of Bylaws or any Amendment thereto Adopted Subsequent to March 30, 1998 and Prior to the Effectiveness of the Proposals" is amended and supplemented with the following information:

    As you know, Mentor Graphics is involved in patent, disclosure, corporate and fiduciary duty litigation with the Company and its directors. One aspect of the corporate litigation is the validity of the Company Board's amendment to
Section 2.3 of the Company Bylaws purportedly adopted on August 21, 1998 (the "Bylaw Amendment") which, if valid, would have the effect of delaying beyond October 29, 1998 the date of the Special Meeting which Mentor Graphics has called. According to the Amended and Supplemental Counterclaims that the Company filed with the United States District Court for the District of Delaware on September 14, 1998, the Special Meeting "could be held only at a time and date set by the directors of Quickturn, which under the Bylaws would have to be between December 10, 1998 and December 20, 1998 (i.e., 90 to 100 days after holders purportedly requested such a meeting)."

    While Mentor Graphics has selected October 29, 1998 as the date of the Special Meeting based on its understanding of the Company Bylaws prior to August 21, 1998, the date of the Special Meeting will be resolved based on the rulings of the federal and state courts. Proceedings regarding and disclosure concerning Mentor Graphics' claim as to the invalidity of the Bylaw Amendment, the hearings for which are scheduled to be held before the Delaware state and federal courts in October 1998, could result in a delay of the Special Meeting until after the dates specified by Mentor Graphics and the Company.

    Mentor Graphics continues to stand ready to negotiate with the Company and urges you to vote the GOLD Proxy Card in favor of the Proposals to send a message to the Company Board to stop needlessly delaying the consummation of the Offer.

    YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW OR HOW MANY SHARES YOU OWN. MENTOR GRAPHICS URGES YOU TO MARK, SIGN AND DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TO VOTE FOR THE PROPOSALS.

    A VOTE FOR THE PROPOSALS WILL ENABLE YOU--AS THE OWNERS OF THE COMPANY--TO SEND A MESSAGE TO THE COMPANY BOARD THAT YOU ARE IN FAVOR OF A SALE OF THE COMPANY TO MENTOR GRAPHICS.

    If you have any questions about executing or delivering your GOLD Proxy Card or require assistance, please contact:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL-FREE: (800) 322-2885
                              FAX: (212) 929-0308